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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


 DATE OF REPORT (Date of earliest event reported):          SEPTEMBER 24, 1998



                                RUTHERFORD-MORAN
                                OIL CORPORATION
               (Exact name of registrant as specified in charter)



                     DELAWARE                      000-20849                           76-0499690
             (State of Incorporation)        (Commission File No.)       (I.R.S. Employer Identification No.)




            5 GREENWAY PLAZA, SUITE 220
                  HOUSTON, TEXAS                                                         77046
     (Address of Principal Executive Offices)                                         (Zip Code)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (713) 622-5555


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ITEM 5.   OTHER EVENTS.

         The Company previously delayed its Annual Meeting of Stockholders from May 1998 while it continues to explore various strategic alternatives, including the possible merger or sale of the Company. The Board of Directors of the Company has now set the 1998 Annual Meeting of Stockholders of Rutherford-Moran Oil Corporation for 9:00 a.m. on December 15, 1998 at the Sheraton Luxury Collection Hotel in Houston, Texas.

         Written notice of stockholder proposals must be delivered to or mailed and received by the Secretary of the Company at the Company's principal executive offices no later than October 8, 1998 (1) for inclusion in the Company's proxy statement and form of proxy for the Annual Meeting and (2) for any proposal to be properly brought before the Annual Meeting in accordance with Section 12 of the Company's by-laws.

         Also, unless the Company has notice, prior to October 8, 1998, of a matter to come before the meeting, the Company's proxy for the meeting will confer discretionary authority to vote on such matter.

         A copy of the press release announcing the date of the Company's Annual Meeting of Stockholders and the deadline for submitting stockholder proposals is filed as Exhibit 99.1 and is hereby incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (c)     Exhibits.

          99.1 Press release of Rutherford-Moran Oil Corporation dated September 24, 1998





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RUTHERFORD-MORAN OIL CORPORATION



Dated: September 24, 1998                         /s/ DAVID F. CHAVENSON
                                            ------------------------------------
                                                     David F. Chavenson
                                                 Vice President, Finance and
                                                 Chief Financial Officer and
                                                     Corporate Secretary





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                               INDEX TO EXHIBITS

        Number                                 Exhibit
        ------                                 -------
         99.1 Press release of Rutherford-Moran Oil Corporation dated September 24, 1998





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